EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     I, Eli Harari, Chief Executive Officer of SanDisk Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K/A of SanDisk Corporation on Form 10-K/A for the fiscal year ended January 1, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of SanDisk Corporation.
By:      /s/ Eli Harari
Eli Harari
Chief Executive Officer
(Principal Executive Officer)
April 13, 2006
A signed original of this written statement required by Section 906 has been provided to SanDisk Corporation and will be retained by SanDisk Corporation and furnished to the Securities and Exchange Commission or its staff upon request.